                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.3

                            DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

     End of Period Collection Account Balance as of Prior Payment Date:                             $  214,737.27
     Available Funds:
          Contract Payments due and received in this period                                          2,493,666.41
          Contract Payments due in prior period(s) and received in this period                         168,436.40
          Contract Payments received in this period for next period                                     21,256.50
          Sales, Use and Property Tax payments received                                                 67,694.45
          Prepayment Amounts related to early termination in this period                                37,950.24
          Servicer Advance                                                                             845,923.97
          Proceeds received from recoveries on previously Defaulted Contracts                                0.00
          Transfer from Reserve Account                                                              2,929,625.29
          Interest earned on Collection Account                                                          3,141.86
          Interest earned on SPG Account                                                                   242.82
          Proceeds from repurchase of Contracts per Contribution and Servicing
            Agreement Section 5.03                                                                           0.00
          Amounts paid per Contribution and Servicing Agreement Section 7.01
            (Substituted contract < Predecessor contract)                                                    0.00
          Amounts paid under insurance policies                                                              0.00
          Maintenance, Late Charges and any other amounts                                                    0.00

                                                                                                    -------------
     Total Available Funds                                                                           6,782,675.21
     Less: Amounts to be Retained in Collection Account                                                161,784.31
                                                                                                    -------------
     AMOUNT TO BE DISTRIBUTED                                                                        6,620,890.90
                                                                                                    =============

     DISTRIBUTION OF FUNDS:
          1.   To Trustee -  Fees  (paid from Servicers Fees, see section X.)                                0.00
          2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances              410,530.22
          3.   To Noteholders (For Servicer Report immediately following the Final
                 Additional Closing Date)
                    a) Class A1 Principal and Interest                                                       0.00
                    a) Class A2 Principal (distributed after A1 Note matures) and Interest                   0.00
                    a) Class A3 Principal (distributed after A2 Note matures) and Interest                   0.00
                    a) Class A4 Principal (distributed after A3 Note matures) and Interest           6,071,416.49
                    a) Class A5 Principal (distributed after A4 Note matures) and Interest                   0.00
                    b) Class B Principal and Interest                                                    6,386.81
                    c) Class C Principal and Interest                                                   12,944.77
                    d) Class D Principal and Interest                                                    9,156.86
                    e) Class E Principal and Interest                                                   14,662.02

          4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                      (0.00)
          5.   To Issuer - Residual Principal and Interest and Reserve Account Distribution
                    a) Residual Interest (Provided no Restricting or Amortization
                         Event in effect)                                                                    0.00
                    b) Residual Principal (Provided no Restricting or Amortization
                         Event in effect)                                                                    0.00
                    c) Reserve Account Distribution (Provided no Restricting or
                         Amortization Event in effect)                                                       0.00
          6.   To Servicer, Tax, Maintenance, Late Charges and Bank interest earned
                 and any other amounts                                                                  71,079.13
          7.   To Servicer, Servicing Fee and other Servicing Compensations                             24,714.60
                                                                                                    -------------
     TOTAL FUNDS DISTRIBUTED                                                                         6,620,890.90
                                                                                                    =============

     End of Period Collection Account Balance (Includes Payments in Advance &                       -------------
       Restricting Event Funds (if any))                                                               161,784.31
                                                                                                     ============

II. RESERVE ACCOUNT

Beginning Balance                                                                                    2,925,289.09
     - Add Investment Earnings                                                                           4,336.20
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                       (0.00)
     - Less Distribution to Certificate Account                                                      2,929,625.29
                                                                                                    -------------
End of period balance                                                                                        0.00
                                                                                                    =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
                                                                                                    -------------
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                           2,925,289.09
                                                                                                    =============

                           DVI RECEIVABLES XI 2000-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003


III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                    Pool A                                                           44,953,883.31
                    Pool B                                                           13,042,615.00
                                                                                     -------------
                                                                                                            57,996,498.31
Class A Overdue Interest, if any                                                              0.00
Class A Monthly Interest - Pool A                                                       291,451.01
Class A Monthly Interest - Pool B                                                        84,559.62

Class A Overdue Principal, if any                                                             0.00
Class A Monthly Principal - Pool A                                                    4,353,404.53
Class A Monthly Principal - Pool B                                                    1,342,001.32
                                                                                     -------------
                                                                                                             5,695,405.86
Ending Principal Balance of the Class A Notes
                    Pool A                                                           40,600,478.78
                    Pool B                                                           11,700,613.68
                                                                                     -------------          -------------
                                                                                                            52,301,092.45
                                                                                                            =============

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                    Class A1                                                                  0.00
                    Class A2                                                                  0.00
                    Class A3                                                                  0.00
                    Class A4                                                         57,996,498.31
                    Class A5                                                                  0.00
                                                                                     -------------

Class A Monthly Interest                                                                                    57,996,498.31
                    Class A1 (Actual Number Days/360)                                         0.00
                    Class A2                                                                  0.00
                    Class A3                                                                  0.00
                    Class A4                                                            376,010.63
                    Class A5                                                                  0.00
                                                                                     -------------
Class A Monthly Principal
                    Class A1                                                                  0.00
                    Class A2                                                                  0.00
                    Class A3                                                                  0.00
                    Class A4                                                          5,695,405.86
                    Class A5                                                                  0.00
                                                                                     -------------
                                                                                                             5,695,405.86
Ending Principal Balance of the Class A Notes
                    Class A1                                                                  0.00
                    Class A2                                                                  0.00
                    Class A3                                                                  0.00
                    Class A4                                                         52,301,092.45
                    Class A5                                                                  0.00
                                                                                     -------------          -------------
                                                                                                            52,301,092.45
                                                                                                            =============
Class A5

                            DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class B Notes
                    Pool A                                                             765,619.22
                    Pool B                                                             222,031.29
                                                                                     ------------
                                                                                                              987,650.51

     Class B Overdue Interest, if any                                                        0.00
     Class B Monthly Interest - Pool A                                                   4,951.00
     Class B Monthly Interest - Pool B                                                   1,435.80

     Class B Overdue Principal, if any                                                       0.00
     Class B Monthly Principal - Pool A                                                      0.00
     Class B Monthly Principal - Pool B                                                      0.00
                                                                                     ------------
                                                                                                                    0.00
     Ending Principal Balance of the Class B Notes
                    Pool A                                                             765,619.22
                    Pool B                                                             222,031.29
                                                                                     ------------           ------------
                                                                                                              987,650.51
                                                                                                            ============

VI. CLASS C NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class C Notes
                    Pool A                                                           1,531,929.68
                    Pool B                                                             444,371.42
                                                                                     ------------
                                                                                                            1,976,301.10

     Class C Overdue Interest, if any                                                        0.00
     Class C Monthly Interest - Pool A                                                  10,034.14
     Class C Monthly Interest - Pool B                                                   2,910.63

     Class C Overdue Principal, if any                                                       0.00
     Class C Monthly Principal - Pool A                                                      0.00
     Class C Monthly Principal - Pool B                                                      0.00
                                                                                     ------------
                                                                                                                    0.00

     Ending Principal Balance of the Class C Notes
                    Pool A                                                           1,531,929.68
                    Pool B                                                             444,371.42
                                                                                     ------------           ------------
                                                                                                            1,976,301.10
                                                                                                            ============

                            DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class D Notes
                    Pool A                                                           1,021,286.43
                    Pool B                                                             296,247.62
                                                                                     ------------
                                                                                                            1,317,534.05

     Class D Overdue Interest, if any                                                        0.00
     Class D Monthly Interest - Pool A                                                   7,097.94
     Class D Monthly Interest - Pool B                                                   2,058.92

     Class D Overdue Principal, if any                                                       0.00
     Class D Monthly Principal - Pool A                                                      0.00
     Class D Monthly Principal - Pool B                                                      0.00
                                                                                     ------------
                                                                                                                    0.00
     Ending Principal Balance of the Class D Notes

                    Pool A                                                           1,021,286.43
                    Pool B                                                             296,247.62
                                                                                     ------------           ------------
                                                                                                            1,317,534.05
                                                                                                            ============

VIII. CLASS E NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class E Notes
                    Pool A                                                           1,276,953.67
                    Pool B                                                             370,463.93
                                                                                     ------------
                                                                                                            1,647,417.60

     Class E Overdue Interest, if any                                                        0.00
     Class E Monthly Interest - Pool A                                                  11,364.89
     Class E Monthly Interest - Pool B                                                   3,297.13

     Class E Overdue Principal, if any                                                       0.00
     Class E Monthly Principal - Pool A                                                      0.00
     Class E Monthly Principal - Pool B                                                      0.00
                                                                                     ------------
                                                                                                                    0.00

     Ending Principal Balance of the Class E Notes
                    Pool A                                                           1,276,953.67
                    Pool B                                                             370,463.93
                                                                                     ------------
                                                                                                            ------------
                                                                                                            1,647,417.60
                                                                                                            ============

                            DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

     Beginning Residual Principal Balance
                    Pool A                                                           1,661,275.16
                    Pool B                                                             444,491.04
                                                                                     ------------
                                                                                                            2,105,766.20

     Residual Interest - Pool A                                                              0.00
     Residual Interest - Pool B                                                              0.00

     Residual Principal - Pool A                                                             0.00
     Residual Principal - Pool B                                                             0.00                   0.00

     Ending Residual Principal Balance
                     Pool A                                                          1,661,275.16           ------------
                     Pool B                                                            444,491.04           2,105,766.20
                                                                                     ------------           ============

X. PAYMENT TO SERVICER

     - Collection period Servicer Fee                                                                          24,714.60
     - Collection period Trustee Fee                                                                           (5,316.65)
     - Servicer Advances reimbursement                                                                        410,530.22
     - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                         71,079.13
                                                                                                            ------------
     Total amounts due to Servicer                                                                            501,007.30
                                                                                                            ============

                            DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
       beginning of the related Collection Period                                                                     51,084,304.14

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
       Collection Period                                                                                                       0.00

     Decline in Aggregate Discounted Contract Balance                                                                  2,844,788.75
                                                                                                                      -------------
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
       ending of the related Collection Period                                                                        48,239,515.39
                                                                                                                      =============

     Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments and Servicer Advances                            2,120,437.76

       - Principal portion of Prepayment Amounts                                                    37,271.14

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
           Contracts during the Collection Period                                                  687,079.85

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
           Collection Period                                                                             0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
           during Collection Period                                                                      0.00
                                                                                                 ------------
                    Total Decline in Aggregate Discounted Contract Balance                       2,844,788.75
                                                                                                 ============

POOL B

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
       beginning of the related Collection Period                                                                     14,821,307.98

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
       Collection Period                                                                                                       0.00

     Decline in Aggregate Discounted Contract Balance                                                                    876,948.20
                                                                                                                      -------------
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
       ending of the related Collection Period                                                                        13,944,359.78
                                                                                                                      =============

     Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                              836,526.36

       - Principal portion of Prepayment Amounts                                                        679.10

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
            Contracts during the Collection Period                                                   39,742.74

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
            Collection Period                                                                             0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
            during Collection Period                                                                      0.00
                                                                                                 -------------
                    Total Decline in Aggregate Discounted Contract Balance                          876,948.20
                                                                                                 =============

                                                                                                                      -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     62,183,875.17
                                                                                                                      =============

                           DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

POOL A


                                                                 Discounted                                   Discounted
                Lease #                                         Present Value            Lease #             Present Value
--------------------------------------                         --------------          -----------          ----------------
#* 2000664-001 (09/03)                                              4,555.24                                        0.00
#* 2000350-001 (10/03)                                             24,510.39
#* 1459-005 (12/03)                                                25,885.87
#* 1504-013 (12/03)                                               661,193.98

                                                                                       -----------
                              Totals:                                                  $716,145.48

POOL B

                                                                 Discounted                                   Discounted
                Lease #                                         Present Value            Lease #             Present Value
--------------------------------------                         --------------          -----------          ---------------
#* 1271-517 (09/03)                                                37,222.78                                           0.00
#* 1254-501 (11/03)                                                14,152.39
#* 9902003-701 (11/03)                                             22,095.01
#* 2413-002 (12/03)                                                39,742.74

                                                                                       -----------
                              Totals:                                                  $113,212.92

  a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                                                    $829,358.40
  b) ADCB AT  CLOSING DATE                                                                                   292,528,909.43
  c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                                                      0.28%

    * ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

   ** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
      NONRECOVERABLE ADVANCE

    # NONRECOVERABLE

                           DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                                     Predecessor
                                                          Discounted          Predecessor             Discounted
Lease #     Lessee Name                                 Present Value           Lease #              Present Value
------------------------                                -------------        -------------        ----------------
3155-007                                                   188,552.08          1231-033              1,243,525.87
3155-008                                                   535,706.60          1572-003                878,621.70
3205-002                                                 3,111,829.21          2421-001              1,711,098.71
3307-002                                                   767,314.06          1046-501                639,976.34
3330-004                                                   756,617.60          1100-503                659,108.62
                                                                               1912-002                107,797.25

                                                        -------------                             ---------------
                      Totals:                           $5,360,019.55                             $  5,240,128.49

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID
    CONTRACTS                                                                                     $  5,240,128.49
b) ADCB OF POOL A AT CLOSING DATE                                                                 $202,195,615.75
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             2.59%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of
     Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of
     Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in
     Collection Account per Contribution
     & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
 RELATED COLLECTION PERIOD                                                   YES                   NO   X
                                                                                   ___                 ___

POOL B

                                                                                                     Predecessor
                                                          Discounted          Predecessor            Discounted
Lease #     Lessee Name                                 Present Value           Lease #             Present Value
------------------------                                -------------        -------------          -------------
3305-001                                                 1,004,680.88          1047-501                77,392.98
                                                                               1100-504                93,947.73
                                                                               1344-026                17,225.68
                                                                               1344-029                63,104.76
                                                                               1344-030                 2,292.14
                                                                               1347-010                 5,382.42
                                                                               1347-011               202,500.53
                                                                               1347-012               194,679.35
                                                                               1791-008                10,844.23
                                                                               1791-010                60,297.19
                                                                               1791-011                 9,057.14
                                                                               1791-012                 9,708.25
                                                                               2097-004                44,783.62
                                                                               2454-001                80,861.15
                                                                               2454-003                86,291.63
                                                                               1101-524                27,639.26

                                                        -------------                              -------------
                       Totals:                          $1,004,680.88                              $  986,008.06

a) DISCOUNTED CONTRACT BALANCES OF ALL
    PREPAID CONTRACTS                                                                              $   986,008.06
b) ADCB OF POOL B AT CLOSING DATE                                                                  $90,333,293.68
c) (CANNOT EXCEED 10% OVER THE LIFE OF
    THE POOL UNLESS RATING AGENCY APPROVES)                                                                  1.09%

*ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
  (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR
  A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of
     Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of
     Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited
     in Collection Account per Contribution
     & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                                                    YES                   NO   X
                                                                                   ___                 ___

                           DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                                                  Predecessor
                                                                         Discounted           Predecessor          Discounted
     Lease #     Lessee Name                                           Present Value            Lease #           Present Value
-------------------------------------------                           ---------------        -------------      ------------------
2841-002                                                                  980,724.35           2207-005            1,326,497.89
2908-001                                                                  131,731.36
2002476-2                                                                 169,739.33
                 CASH                                                      44,302.85
1999-004                                                                2,985,811.62           1881-005            2,387,877.73
3155-007                                                                  335,553.30           4284-402              335,553.30
1504-013                                                                1,221,375.67           2557-001            1,323,430.38
                 CASH                                                     102,054.71
3698-001                                                                2,192,917.65           1969-006            1,246,104.58
3702-007                                                                2,491,584.11            973-024               23,059.86
                                                                                               1081-502            1,402,638.25
                                                                                               1629-016              227,769.98
                                                                                               1191-501               50,901.66
                                                                                               2407-001            1,156,266.41
                                                                                               2407-002              650,353.97
                                                                      ---------------          --------         ---------------
                                  Totals:                             $10,655,794.95                              10,130,454.01

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                   10,130,454.01
b) ADCB OF POOL A AT CLOSING DATE                                                                               $202,195,615.75
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           5.01%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES                  NO   X
                                                                                                  ______              _____


POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                   Predecessor
                                                                         Discounted           Predecessor           Discounted
Lease #          Lessee Name                                            Present Value            Lease #           Present Value
-------------------------------------------                           ---------------        -------------      ------------------
1679-002                                                                $506,250.32            2207-004           $   611,746.22
1218-020                                                                $200,642.43

                                                                      ---------------                             --------------
                                  Totals:                               $706,892.75                               $   611,746.22

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                      $   611,746.22
b) ADCB OF POOL B AT CLOSING DATE                                                                                 $90,333,293.68
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                            0.68%

*ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
 THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY
 PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES                   NO   X
                                                                                                   _______             _____



                           DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1.   AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                                    TOTAL OUTSTANDING CONTRACTS
    This Month                                        14,222,969.51   This Month                     62,183,875.17
     1 Month Prior                                     10,085,357.08   1 Month Prior                  65,905,612.12
     2 Months Prior                                     1,010,698.01   2 Months Prior                 68,889,360.04

     Total                                             25,319,024.60   Total                         196,978,847.33

     A) 3 MONTH AVERAGE                                 8,439,674.87   B)3 MONTH AVERAGE              65,659,615.78

     c) a/b                                                    12.85%

2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                                     Yes   X  No
                                                                                                                          ___    ___
3.   Restricting Event Check

     A. A Delinquency Condition exists for current
        period?                                                                                                      Yes   X  No
                                                                                                                          ___    ___
     B. An Indenture Event of Default has occurred
        and is then continuing?                                                                                      Yes      No
                                                                                                                          ___    ___

4.   Has a Servicer Event of Default occurred?                                                                       Yes      No
                                                                                                                          ___    ___

5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                                                Yes   X  No
                                                                                                                          ___    ___

     B. Bankruptcy, insolvency, reorganization; default/violation of any
        covenant or obligation not remedied within 90 days?                                                          Yes      No
                                                                                                                          ___    ___

     C. As of any Determination date, the sum of all defaulted contracts
        since the Closing date exceeds 6% of the ADCB on the Closing Date?                                           Yes      No  X
                                                                                                                          ___    ___

6.   Aggregate Discounted Contract Balance at Closing Date                     Balance    $ 270,243,724.70


     Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                      TOTAL           % of Total
                            A.D.C.B.                 A.D.C.B.          A.D.C.B.
                         ------------             -------------       --------
30 Days Overdue          4,899,551.48             62,183,875.17         7.879%
60 Days Overdue          1,431,483.87             62,183,875.17         2.302%
90 Days Overdue          5,241,903.08             62,183,875.17         8.430%
120 Days Overdue         8,961,529.63             62,183,875.17        14.411%
150 Days Overdue            19,536.80             62,183,875.17         0.031%
180 Days Overdue                 0.00             62,183,875.17         0.000%